Third Quarter 2017 Earnings Call October 2017

2 Forward-Looking Statements This presentation and responses to various questions contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements present our current expectations and projections relating to our business, financial condition and results of operations, and do not refer to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning. The forward-looking statements include statements regarding: our future financial performance including our outlook for full fiscal year 2017, our perspectives on the fourth quarter of 2017 and our outlook for 2018 and beyond, expectations regarding revenue, cost of revenue, growth rate of revenue, cost of borrowing, credit losses, marketing costs, net charge-offs, gross profit or gross margin, operating expenses, operating margins, Adjusted EBITDA and Adjusted EBITDA margin, ability to generate cash flow and ability to achieve and maintain future profitability; the availability of debt financing, funding sources and disruptions in credit markets; anticipated trends, growth rates, seasonal fluctuations and challenges in our business and in the markets in which we operate; our growth strategies and our ability to effectively manage that growth; our expectations regarding the future expansion of the states in which our products are offered; customer demand for our products; the cost of customer acquisition; the ability of customers to repay loans; interest rates and origination fees on loans; the impact of competition in our industry and innovation by our competitors; the efficacy and cost of our marketing efforts and relationships with marketing affiliates; continued innovation of our analytics platform and our ability to prevent security breaches, disruption in service and comparable events that could compromise the personal and confidential information held in our data systems, reduce the attractiveness of our platform or adversely impact our ability to service loans. Forward‐looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the Company’s limited operating history in an evolving industry; new laws and regulations in the consumer lending industry in many jurisdictions that could restrict the consumer lending products and services the Company offers, impose additional compliance costs on the Company, render the Company’s current operations unprofitable or even prohibit the Company’s current operations; scrutiny by regulators and payment processors of certain online lenders’ access to the Automated Clearing House system to disburse and collect loan proceeds and repayments; a lack of sufficient debt financing at acceptable prices or disruptions in the credit markets; and other risks related to litigation, compliance and regulation. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the most recent Quarterly Report on Form 10-Q and in the Company's other current and periodic reports filed from time to time with the SEC. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements regarding risks and uncertainties that are included in our public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Neither we nor any of our respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The information and opinions contained in this presentation are provided as of the date of this presentation and are subject to change without notice. This presentation has not been approved by any regulatory or supervisory agency. See Appendix for additional information and definitions.

3 3 Elevate is reinventing non-prime credit with online products that provide financial relief today, and help people build a brighter financial future. So far, we’ve originated $4.9 billion to 1.8 million customers1 and saved them more than $2 billion over payday loans2

4 Approval in seconds Rates that go down over time Financial wellness features Credit building features Flexible payment terms Good Today, Better Tomorrow The next generation of responsible non-prime credit

5 Fintech lending sector assessment Non-prime Prime Small Business Market size 160mm (U.S.)1 82mm (U.S.)1 27mm (U.S.)2 Barriers to entry Analytics, Regulatory Few Few Competitive dynamics Payday, Title, Storefront Banks, Credit Cards Banks, Credit Cards

6 53% 40% 42% 39% 21% 0% 10% 20% 30% 40% 50% 60% Super prime Prime plus Prime Near prime Non-prime Personal Loan delinquency volatility after the Great Recession 2006-20171 (standard deviation divided by the tier’s average delinquency) Non-prime lending is the least volatile sector While overall delinquency is positively correlated to credit score, the volatility of delinquency is inversely correlated to credit score

7 CFPB rules have added needed regulatory clarity Rule Expected Elevate Impact No more cycle of debt Significant limitations on payday and balloon payment loans None Focus on underwriting not collections Requirement for ability-to-repay analysis None Consumers control their bank accounts Limitations on re-presenting payments Minimal Effective date – August 2019

8 Recent Business Highlights RISE enters Tennessee 17th state, second state with a RISE line of credit offering $2 billion in savings to Elevate customers Lowered cost of funds and extended maturity date on UK and sub-debt funding facilities CFPB small dollar lending rule issued Minimal to no changes to Elevate business Elevate surpasses $500mm in outstandings Now serving more than 325,000 existing customers

9 Q3 2017 continues strong performance Adjusted EBITDA margin and combined loans receivable – principal are non-GAAP financial measures. See Appendix for a reconciliation to GAAP measures. Elevate Goals Q3 2017 Performance Highlights Strong Growth 15% revenue growth QOQ 1 22% loans receivable growth YOY 2 YTD $62mm Adjusted EBITDA>FY 2016 Adjusted EBITDA3 Improving Margins 13% YTD Adjusted EBITDA margin3 Positive net income Stable Credit Quality Continued performance in target range Managed CAC YTD $239, Q3 $222 Outsized Customer Impact $2 billion saved over payday loans4 Continued reduction in average effective APR

10 ($47) ($53) $19 $60 $90-$100 2013 2014 2015 2016 2017E $72 $274 $434 $580 $670-$680 2013 2014 2015 2016 2017E Revenue Adjusted EBITDA1 +281% +58% +34% +16% +223% Growth in key financial measures ($mm) +58% Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure. Net Income / (Loss) YTD $480 YTD $62 ($43) ($55) ($20) ($22) $10-$15 2013 2014 2015 2016 2017E YTD $5

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12 Continued margin expansion Adjusted EBITDA margin is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure. 2015 2016 YTD 2017 LT Target Gross Revenue 100% 100% 100% 100% Loan Loss Provision 54% 55% 52% 50% Direct Marketing and Other Cost of Sales 18% 14% 14% 10% Gross Margin 29% 31% 34% 40% Operating Expenses 25% 21% 21% 20% Adjusted EBITDA Margin 1 4% 10% 13% 20% % of Gross Revenues

13 2017 Outlook Revenue = $670mm - $680mm Net Income = $10mm - $15mm Adjusted EBITDA1 = $90mm - $100mm • Lowering fiscal year 2017 guidance due to the delay in the 2017 tax refund season and the impact of the recent hurricanes • Customer acquisition costs expected to remain lower than our target • Continued stable credit quality expected Perspective on Q4 Annual guidance Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure.

14 Looking ahead to 2018 and beyond Key Areas Expectations for 2018 Revenue Growth Increased revenue growth over 2017 - Strong consumer demand - Next generation of underwriting scores - New Rise states and Elastic marketing channels - New products and partnerships Margin Improvement Increased margins continuing toward 20% long-term target Net Income At least 3X 2017 net income - Combined effect of growth and margin improvements

15 15 We believe everyone deserves a lift.

16 Appendix

17 Footnotes Page 3: 1 Originations and customers from 2002-September 2017, attributable to the combined current and predecessor direct and branded products. 2 Based on the average effective APR of 129% for the quarter. This estimate, which has not been independently confirmed, is based on our internal comparison of revenues from our combined loan portfolio and the same portfolio with an APR of 400%, which is the approximate average APR for a payday loan according to the Consumer Financial Protection Bureau, or the "CFPB." Page 5 1 According to an analysis of TransUnion data through the third quarter of 2014 by the Corporation for Enterprise Development and FICO, Expanding Credit Opportunities, July 2015 2 U.S. Census Bureau, SUSB, CPS; International Trade Administration; Bureau of Labor Statistics, BED; Advocacy-funded research, Small Business GDP: Update 2002- 2010, www.sba.gov/advocacy/7540/42371. In 2010 there were 27.9 million small businesses, and 18,500 firms with 500 employees or more. Page 6: 1 TransUnion data on 90 day delinquency rates of balances for different Vantage Score bands from Q1 2005 through Q1 2017. Volatility is calculated by dividing the standard deviation of Vantage Score bands from Q1 2006 to Q1 2017 by the average during the same period. Page 9: 1 Q3 2017 revenue of $173 million and Q2 2017 revenue of $150 million. 2 Combined loans receivable – principal at September 30, 2017 of $549 million and at September 30, 2016 of $448 million. Combined loans receivable-principal is not a financial measure prepared in accordance with GAAP. Combined loans receivable – principal represents loans owned by the company plus loans originated and owned by third-party lenders pursuant to our CSO programs. 3 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income/ (loss). Adjusted EBITDA margin is Adjusted EBITDA divided by revenue. 4 Based on the average effective APR of 129% for the quarter. This estimate, which has not been independently confirmed, is based on our internal comparison of revenues from our combined loan portfolio and the same portfolio with an APR of 400%, which is the approximate average APR for a payday loan according to the Consumer Financial Protection Bureau, or the "CFPB."

18 Footnotes (continued) Page 10 1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income (loss). Page 12 1 Adjusted EBITDA margin is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income (loss). Page 13 1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income (loss).

Q3 2017 Performance

($mm)	Consolidated Q3 2017	Consolidated Q3 2016	Rise Q3 2017	Rise Q3 2016	Elastic Q3 2017	Elastic Q3 2016	Sunny Q3 2017	Sunny Q3 2016
Revenues	$ 173	$ 154	$ 94	$ 101	$ 53	$ 29	$ 26	$ 24
Provision for Loan Losses	(96)	(91)	(56)	(65)	(32)	(18)	(9)	(8)
Direct Marketing Costs & Other	(26)	(28)	(12)	(14)	(6)	(4)	(8)	(10)
Gross Profit	$ 51	$ 35	$ 27	$ 22	$ 15	$ 6	$ 9	$ 7
Adjusted EBITDA [1]	$ 17	$ 3						
Net Income (Loss)	$ 1	$ (16)						
Combined loans receivable - principal [2]	$ 548	$ 448	$ 283	$ 269	$ 225	$ 138	$ 40	$ 41
Loan Loss Provision % of Revenue	56%	59%	59%	65%	60%	63%	34%	32%
Gross Margin	29%	23%	29%	22%	28%	22%	34%	27%
Adjusted EBITDA Margin [1]	10%	2%						

1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; non-operating income; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net loss.

2 Combined loans receivable-principal is a not a financial measure prepared in accordance with GAAP. Combined loans receivable – principal represents loans owned by the company plus loans originated and owned by third-party lenders pursuant to our CSO programs.

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YTD 2017 Performance

($mm)	Consolidated YTD 2017	Consolidated YTD 2016	Rise YTD 2017	Rise YTD 2016	Elastic YTD 2017	Elastic YTD 2016	Sunny YTD 2017	Sunny YTD 2016
Revenues	$ 480	$ 411	$ 265	$ 277	$ 139	$ 64	$ 76	$ 70
Provision for Loan Losses	(251)	(218)	(146)	(155)	(77)	(36)	(28)	(27)
Direct Marketing Costs & Other	(65)	(63)	(28)	(31)	(14)	(9)	(23)	(24)
Gross Profit	$ 164	$ 131	$ 91	$ 92	$ 48	$ 19	$ 24	$ 20
Adjusted EBITDA [1]	$ 62	$ 40						
Net Income (Loss)	$ 5	$ (18)						
Combined loans receivable - principal [2]	$ 548	$ 448	$ 283	$ 269	$ 225	$ 138	$ 40	$ 41
Loan Loss Provision % of Revenue	52%	53%	55%	56%	55%	57%	37%	38%
Gross Margin	34%	32%	34%	33%	35%	30%	32%	28%
Adjusted EBITDA Margin [1]	13%	10%						

1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; non-operating income; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net loss.

2 Combined loans receivable-principal is a not a financial measure prepared in accordance with GAAP. Combined loans receivable – principal represents loans owned by the company plus loans originated and owned by third-party lenders pursuant to our CSO programs.

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Non-GAAP financials reconciliation

Adjusted EBITDA Reconciliation

($mm)	For the years ended December 31, 2016	2015	2014	2013	Three months ended September 30, 2017	2016	Nine months ended September, 30 2017	2016
Net income	$ (22)	(20)	(55)	$ (45)	$ 1	(16)	$ 5	(18)
Adjustments:								
Net interest expense	64	37	13	-	17	17	55	45
Stock-based compensation	2	1	1	-	2	1	4	1
Foreign currency transaction (gain) loss	9	2	1	-	(1)	1	(3)	6
Depreciation and amortization	11	9	8	5	3	3	8	8
Income tax expense (benefit)	(3)	(5)	(21)	(9)	(4)	(3)	(4)	(2)
Non-operating expense (income)	-	(6)	-	(1)	-	-	(3)	-
Loss on discontinued operations	-	-	-	2	-	-	-	-
Adjusted EBITDA	$ 60	19	(53)	(47)	$ 18	$ 3	$ 62	$ 40
Adjusted EBITDA Margin	10%	4%	-19%	-65%	10%	2%	13%	10%

The Company's Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income, foreign currency transaction gain or loss associated with our UK operations, net interest expense, stock-based compensation expense and depreciation and amortization expense, among others. The Company is not able to provide a reconciliation of the Company's non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

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Combined loans reconciliation

(dollars in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Company Owned Loans							
Loans receivable - principal, current, company owned[4]	$450,891	403,944	367,744	387,142	352,595	294,559	255,543
Loans receivable - principal, past due, company owned[4]	61,040	45,839	48,007	57,342	57,811	41,475	34,471
Loans receivable - principal, total, company owned	511,931	449,783	415,751	444,484	410,406	336,034	290,014
Loans receivable - finance charges, company owned	27,625	21,866	21,359	25,630	22,745	20,093	19,045
Loans receivable - company owned	539,556	471,649	437,110	470,114	433,151	356,127	309,059
Allowance for loan losses on loans receivable, company owned	(80,972)	(66,030)	(69,798)	(77,451)	(73,019)	(54,873)	(51,296)
Loans receivable, net, company owned	$458,584	405,619	367,312	392,663	360,132	301,254	257,763
Third Party Loans Company Guaranteed							
Loans receivable - principal, current, guaranteed by company[4]	$35,690	30,210	27,841	34,466	35,388	34,748	28,556
Loans receivable - principal, past due, guaranteed by company[4]	1,267	1,066	957	2,260	2,465	2,911	2,112
Loans receivable - principal, total, guaranteed by company[1]	36,957	31,276	28,798	36,726	37,853	37,659	30,668
Loans receivable - finance charges, guaranteed by company[2]	2,751	2,365	2,754	3,772	3,129	1,626	1,541
Loans receivable - guaranteed by company	39,708	33,641	31,552	40,498	40,982	39,285	32,209
Liability for losses on loans receivable, guaranteed by company	(5,097)	(3,810)	(3,565)	(4,925)	(5,866)	(7,124)	(4,296)
Loans receivable, net, guaranteed by company[3]	$34,611	29,831	27,987	35,573	35,116	32,161	27,913

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Combined loans reconciliation (continued)

(dollars in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Combined Loans Receivable [3] :							
Combined loans receivable - principal, current[4]	$486,581	434,154	395,585	421,608	387,983	329,307	284,099
Combined loans receivable - principal, past due[4]	62,307	46,905	48,964	59,602	60,276	44,386	36,583
Combined loans receivable - principal	548,888	481,059	444,549	481,210	448,259	373,693	320,682
Combined loans receivable - finance charges	30,376	24,231	24,113	29,402	25,874	21,719	20,586
Combined loans receivable	$579,264	505,290	468,662	510,612	474,133	395,412	341,268
Combined Loan Loss Reserve [3] :							
Allowance for loan losses on loans receivable, company owned	$(80,972)	(66,030)	(69,798)	(77,451)	(73,019)	(54,873)	(51,296)
Liability for losses on loans receivable, guaranteed by company	(5,097)	(3,810)	(3,565)	(4,925)	(5,866)	(7,124)	(4,296)
Combined loan loss reserve	$(86,069)	(69,840)	(73,363)	(82,376)	(78,885)	(61,997)	(55,592)

[1] Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.
[2] Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements.
[3] Non-GAAP measure.
[4] The company determined that it previously misclassified certain loans relating to customers within the 16 day grace period as past due that were in fact current in accordance with our policy. Historical periods have been adjusted accordingly.

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